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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report:  July 29, 1998
                 -------------

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation or organization)    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------

                          Not Applicable
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        (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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On July 29, 1998, the Board of Directors of Bethlehem Steel Corporation (the
"Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

Pursuant to the new Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent (the "1998 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $1.00 per share, of the Company on the day of the expiration of the existing rights (October 18, 1998). Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preference Stock, par value $1.00 per share, at a price of $60 per one one-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on October 18, 2008.

The description and terms of the new Rights are set forth in the 1998 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

Exhibit No.   Exhibit
-----------   -------
    4         Rights Agreement, dated as of July 29, 1998, between
              Bethlehem Steel Corporation and First Chicago Trust Company of New York, which includes as Exhibit A thereto, the Form of Rights Certificate.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BETHLEHEM STEEL CORPORATION



                               By:  /s/ Lonnie A. Arnett
                                    ------------------------
                                    Lonnie A. Arnett
                                    Vice President and Controller
                                    (principal accounting officer)


Date: August 4, 1998














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                               INDEX TO EXHIBITS



Exhibit No.    Exhibit
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4              Rights Agreement, dated as of July 29, 1998,
               between Bethlehem Steel Corporation and First
               Chicago Trust Company of New York, which includes as Exhibit A thereto, the Form of Rights
               Certificate.






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